SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 29, 1996




                 Residential Accredit Loans, Inc.
         (Exact name of registrant as specified in its charter)



        DELAWARE              333-8733                51-0368240
(State or other jurisdiction (Commission   (I.R.S. employer
of incorporation)             file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code (612) 832-7000




(Former name or former address, if changed since last report)



                                         Exhibit Index located on page 4.


NY1-201374.1

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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                 Sequentially
Exhibit                                           Numbered
Number                                             Exhibit
                                                     Page


10.2 Certificate Guaranty Insurance Policy issued by AMBAC Indemnity Corporation in connection with the Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1996-QS6, Class A.




NY1-201374.1

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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.



                                    By:    /s/ Diane S. Wold
                                    Name:   Diane S. Wold
                                    Title:  Vice President


Dated:  August 29, 1996




NY1-201374.1

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                                                 INDEX OF EXHIBITS

Exhibit           Description                         Page

10.2 Certificate Guaranty Insurance Policy issued by AMBAC Indemnity Corporation in connection with the Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1996-QS6, Class A.



NY1-201374.1

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                                                   Exhibit 10.2



                                       Certificate Guaranty Insurance Policy



NY1-201374.1

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